TAXES ON INCOME (Deferred Tax Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Operating loss carryforward	$ 12,791	$ 12,904
Reserves and allowances	1,434	526
Total deferred tax asset before valuation allowance	14,225	13,430
Valuation allowance	(13,588)	(13,246)
Deferred tax assets	637	184
Deferred tax liabilities	(195)	(113)
Net deferred tax assets	$ 442	$ 71